EXHIBIT 99.1
A10 Networks Reports Record GAAP Net Income of $7.8 Million for Fourth Quarter of 2020
Fourth Quarter GAAP EPS of $0.10, non-GAAP EPS of $0.18 and Full Year GAAP EPS of $0.22, non-GAAP EPS of $0.44;
Full-Year 2020 Revenue Growth of 6% and Fourth Quarter Cash Flow from Operations of $16.8 Million

SAN JOSE, Calif., February 9, 2021 -- A10 Networks (NYSE: ATEN), a leading provider of secure application services and solutions, today announced financial results for its fourth quarter and full year ended December 31, 2020.

Fourth Quarter 2020 Financial Summary
•Revenue of $62.7 million, up 4% year-over-year.
•GAAP gross margin of 78.5%; non-GAAP gross margin of 79.6%.
•GAAP operating expenses of $41.4 million, non-GAAP operating expenses of $36.0 million.
•Record GAAP net income of $7.8 million, or $0.10 per share, compared with $51,000, or $0.00 per share in the fourth quarter of 2019.
•Record non-GAAP net income of $13.9 million, or $0.18 per share compared with non-GAAP net income of $7.8 million, or $0.10 per share in the fourth quarter of 2019.
•Record Adjusted EBITDA of $16.1 million, an improvement of $6.1 million compared with $10.0 million in the fourth quarter of 2019.
Year 2020 Financial Summary
•Revenue of $225.5 million, compared with $212.6 million in 2019.
•GAAP gross margin of 77.8%; non-GAAP gross margin of 78.6%.
•GAAP operating margin of 7.9%; non-GAAP operating margin of 15.6%.
•GAAP net income of $17.8 million, or $0.22 per share, compared with a GAAP net loss of $17.8 million, or $0.23 per share in 2019, non-GAAP net income of $35.3 million, or $0.44 per share.
•Adjusted EBITDA of $45.6 million, an improvement of $33.9 million compared with $11.6 million in 2019.
•Ended the year with $158.1 million in cash and cash equivalents, after $32.5 million of total stock repurchase activity, including $19.2 million as part of the Company’s $50 million share repurchase plan, compared to $129.9 million dollars as of December 31, 2019.

A reconciliation between GAAP and non-GAAP information is contained in the financial statements below.

“This was a dynamic year for A10, as we increased full-year earnings by $36 million compared to last year’s $18 million loss while successfully navigating a challenging economy,” said Dhrupad Trivedi, President and Chief Executive Officer of A10 Networks. “Our solutions-based sales focus and market strategy also enabled us to deliver 6% year-over-year growth, versus negative organic growth last year, and our focus on execution and cost discipline drove $55.3 million in cash from operations, funding a sizable stock buyback while preserving the strong balance sheet position to navigate uncertain markets. Our strategic focus is to drive our portfolio and continue to invest in faster growth opportunities like cybersecurity, 5G and cloud - leveraging our historic leadership position in those markets.”

“The operational and commercial foundation provide us with the ability to further build our recurring revenue in line with our customers’ preference and their business priorities,” continued Trivedi. “We expect this portion to grow faster than our overall revenue growth. We enjoy broad and sustainable industry tailwinds, particularly in the areas of 5G, multi-cloud and cybersecurity, bolstered by our industry leading solutions for these growing areas of focus. A10 enters 2021 in a strong position, with leading products, a proven team, and a solid balance sheet. We plan to leverage this strong position to increase our focus on portfolio management, with the goal of increasing our recurring revenue.”

Conference Call Information
A10 Networks will host a conference call today at 4:30 p.m. Eastern time / 1:30 p.m. Pacific time for analysts and investors to discuss its fourth quarter and full year 2020 financial results. Open to the public, interested parties may access the conference call by dialing 1-844-792-3728 or 1-412-317-5105. A live audio webcast of the conference call will be accessible from the “Investor Relations” section of A10 Networks’ website at investors.a10networks.com. The webcast will be archived for at least 90 days. A telephonic replay of the conference call will be available two hours after the call and will run for seven business days and may be accessed by dialing 1-877-344-7529 or 1-412-317-0088 and entering the passcode 10151378. A presentation with management’s prepared remarks and supplemental financial information will be posted to the website following the issuance of the company’s fourth quarter and full year 2020 results press release after U.S. markets close on Tuesday, February 9, 2021. These materials will be accessible from the “Investor Relations” section of A10 Network’s website at investors.a10networks.com.

Forward-Looking Statements
This press release contains “forward-looking statements,” including statements regarding our strategic focus, portfolio management, investment in growth opportunities, revenue growth, including recurring revenue, industry tailwinds and our positioning. Forward-looking statements are subject to known and unknown risks and uncertainties and are based on assumptions that may prove to be incorrect, which could cause actual results to differ materially from those expected or implied by the forward-looking statements. Factors that may cause actual results to differ include the impact of the COVID-19 pandemic, including public health requirements in response thereto, on our business and operations, which is evolving and beyond our control, and its impact on the timing of customer orders and product shipments; members of our management team or a significant number of our global employee base becoming ill with COVID-19; changes in government regulations and mandates to address COVID-19 that may adversely impact our ability to continue to operate without disruption; a significant decline in global macroeconomic conditions that have an adverse impact on our business and financial results; challenges to our infrastructure because of the number of employees working from remote locations; business interruptions related to our supply chain; our ability to manage our business and expenses if customers cancel or delay orders; execution risks related to closing key deals and improving our execution; the continued market adoption of our products; our ability to successfully anticipate market needs and opportunities; our timely development of new products and features; our ability to achieve or maintain profitability; any loss or delay of expected purchases by our largest end-customers; our ability to maintain or improve our competitive position; competitive and execution risks related to cloud-based computing trends; our ability to attract and retain new end-customers and our largest end-consumers; our ability to maintain and enhance our brand and reputation, changes demanded by our customers in the deployment and payment model for our products; continued growth in markets relating to network security; the success of any future acquisitions or investments in complementary companies, products, services or technologies; the ability of our sales team to execute well; our ability to shorten our close cycles; the ability of our channel partners to sell our products; variations in product mix or geographic locations of our sales; risks associated with our presence in international markets; weaknesses or deficiencies in our internal control over financial reporting; our ability to timely file periodic reports required to be filed under the Securities Exchange Act of 1934; and other risks that are described in “Risk Factors” in our periodic filings with the Securities and Exchange Commission, including our Form 10-K filed with the Securities and Exchange Commission on March 10, 2020. We do not intend to update or alter our forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

Non-GAAP Financial Measures
In addition to disclosing financial measures prepared in accordance with U.S. generally accepted accounting principles (GAAP), this press release and the accompanying tables contain certain non-GAAP financial measures, including non-GAAP net income (loss), non-GAAP net income (loss) per basic and diluted share, non-GAAP gross profit and gross margin, non-GAAP operating income (loss) and operating margin, non-GAAP operating expenses, and Adjusted EBITDA. Non-GAAP financial measures do not have any standardized meaning and are therefore unlikely to be comparable to similarly titled measures presented by other companies.

A10 Networks considers these non-GAAP financial measures to be important because they provide useful measures of the operating performance of the company, exclusive of unusual events or factors that do not directly affect what we consider to be our core operating performance, and are used by the company's management for that purpose.

Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP.

We define non-GAAP net income as our GAAP net income (loss) excluding: (i) stock-based compensation and related payroll tax, (ii) amortization expense related to acquisition, (iii) non-recurring expenses associated with the litigation settlement and internal investigation expense (recovery), (iv) restructuring expense and related tax, and (v) non-recurring facilities expense. We define non-GAAP net income per basic and diluted share as our non-GAAP net income (loss) divided by our basic and diluted weighted-average shares outstanding.  We define non-GAAP gross profit as our GAAP gross profit excluding (i) stock-based compensation and related payroll tax, and (ii) global portfolio rationalization expense. We define non-GAAP gross margin as our non-GAAP gross profit divided by our GAAP revenue. We define non-GAAP operating income (loss) as our GAAP income (loss) from operations excluding (i) stock-based compensation and related payroll tax, (ii) amortization expense related to acquisition, (iii) non-recurring expenses associated with the litigation settlement and internal investigation expense (recovery), (iv) restructuring expense, (v) global portfolio rationalization expense, and (vi) non-recurring facilities expense. We define non-GAAP operating margin as our non-GAAP operating income (loss) divided by our GAAP revenue. We define non-GAAP operating expenses as our GAAP operating expenses excluding (i) stock-based compensation and related payroll tax, (ii) amortization expense related to acquisition, (iii) non-recurring expenses associated with the litigation settlement and internal investigation expense (recovery), (iv) restructuring expense, (v) global portfolio rationalization expense, and (vi) non-recurring facilities expense. We define Adjusted EBITDA as our GAAP net income (loss) excluding (i) interest expense, (ii) interest income and other (income) expense, net, (iii) depreciation and amortization expense, (iv) provision for income taxes, (v) stock-based compensation and related payroll tax, (vi) litigation settlement and internal investigation expense (recovery), (vii) restructuring expense, (viii) global portfolio rationalization expense, and (ix) non-recurring facilities expense.

We have included our non-GAAP net income (loss), non-GAAP gross profit and gross margin, non-GAAP operating income (loss) and operating margin, non-GAAP operating expenses and Adjusted EBITDA in this press release. Non-GAAP financial measures are presented for supplemental informational purposes only for understanding the company's operating results.

About A10 Networks
A10 Networks (NYSE: ATEN) provides secure application services and solutions for on-premises, multi-cloud and edge-cloud environments at hyperscale. Our mission is to enable service providers and enterprises to deliver business-critical applications that are secure, available and efficient for multi-cloud transformation and 5G readiness. We deliver better business outcomes that support investment protection, new business models and help future-proof infrastructures, empowering our customers to provide the most secure and available digital experience. Founded in 2004, A10 Networks is based in San Jose, Calif. and serves customers globally. For more information, visit https://www.a10networks.com/ and follow us @A10Networks.

The A10 logo and A10 Networks are trademarks or registered trademarks of A10 Networks, Inc. in the United States and other countries. All other trademarks are the property of their respective owners.

Investor Contact:
Rob Fink
FNK IR
646.809.4048
aten@fnkir.com

Brian Becker
Interim Chief Financial Officer
investors@a10networks.com

Source: A10 Networks, Inc.

A10 NETWORKS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited, in thousands, except per share amounts, on a GAAP Basis)

	Three Months Ended December 31,		Year Ended December 31,
	2020	2019	2020	2019
Revenue:
Products	$37,738	$36,853	$129,876	$121,920
Services	24,917	23,463	95,651	90,708
Total revenue	62,655	60,316	225,527	212,628
Cost of revenue:
Products	8,014	8,301	29,109	29,816
Services	5,447	5,139	21,039	19,065
Total cost of revenue	13,461	13,440	50,148	48,881
Gross profit	49,194	46,876	175,379	163,747
Operating expenses:
Sales and marketing	20,079	22,618	77,732	92,783
Research and development	15,604	15,257	58,063	61,824
General and administrative	5,725	6,393	21,851	23,704
Restructuring expense	—	2,530	—	2,530
Total operating expenses	41,408	46,798	157,646	180,841
Income (loss) from operations	7,786	78	17,733	(17,094)
Non-operating income (expense):
Interest expense	—	(15)	(1)	(237)
Interest and other income, net	469	522	1,407	919
Total non-operating income, net	469	507	1,406	682
Income (loss) before provision for income taxes	8,255	585	19,139	(16,412)
Provision for income taxes	414	534	1,323	1,407
Net income (loss)	$7,841	$51	$17,816	$(17,819)
Net income (loss) per share:
Basic	$0.10	$—	$0.23	$(0.23)
Diluted	$0.10	$—	$0.22	$(0.23)
Weighted-average shares used in computing net income (loss) per share:
Basic	76,638	77,147	77,776	76,080
Diluted	78,775	79,248	80,019	76,080

A10 NETWORKS, INC.
RECONCILIATION OF GAAP NET INCOME (LOSS) TO NON-GAAP NET INCOME (LOSS)
(unaudited, in thousands, except per share amounts)

	Three Months Ended December 31,		Year Ended December 31,
	2020	2019	2020	2019
GAAP net income (loss)	$7,841	$51	$17,816	$(17,819)
Non-GAAP adjustments:
Stock-based compensation and related payroll tax	2,947	4,332	12,817	16,790
Amortization expense related to acquisition	252	253	1,011	1,012
Litigation and investigation expense (recovery)	—	43	30	(1,066)
Non-recurring facilities expense	—	425	795	425
Global portfolio rationalization expense	2,884	—	2,884	—
Restructuring expense and related taxes	—	2,676	—	2,676
Non-GAAP net income	$13,924	$7,780	$35,353	$2,018

GAAP net income per share:
Basic	$0.10	$—	$0.23	$(0.23)
Diluted	$0.10	$—	$0.22	$(0.23)
Non-GAAP adjustments:
Stock-based compensation and related payroll tax	0.04	0.05	0.16	0.21
Amortization expense related to acquisition	—	—	0.01	0.01
Litigation and investigation expense (recovery)	—	—	—	(0.01)
Non-recurring facilities expense	—	0.01	0.01	0.01
Global portfolio rationalization expense	0.04	—	0.04	—
Restructuring expense and related taxes	—	0.03	—	0.03
Non-GAAP net income (loss) per share:
Basic	$0.18	$0.10	$0.45	$0.03
Diluted	$0.18	$0.10	$0.44	$0.03
Weighted-average shares used in computing non-GAAP net income per share:
Basic	76,638	77,147	77,776	76,080
Diluted	78,775	79,248	80,019	78,487

A10 NETWORKS, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(unaudited, in thousands, except par value, on a GAAP Basis)

	December 31, 2020	December 31, 2019
ASSETS
Current assets:
Cash and cash equivalents	$83,281	$45,742
Marketable securities	74,851	84,180
Accounts receivable, net of allowances of $41 and $52, respectively	51,051	53,566
Inventory	20,730	22,384
Prepaid expenses and other current assets	12,390	15,067
Total current assets	242,303	220,939
Property and equipment, net	7,888	7,656
Goodwill	1,307	1,307
Intangible assets, net	862	2,305
Other non-current assets	38,451	41,846
Total assets	$290,811	$274,053
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$4,851	$7,592
Accrued liabilities	36,930	27,756
Deferred revenue	65,999	62,233
Total current liabilities	107,780	97,581
Deferred revenue, non-current	42,700	38,931
Other non-current liabilities	24,357	28,754
Total liabilities	174,837	165,266
Commitments and contingencies
Stockholders' equity:
Common stock, $0.00001 par value: 500,000 shares authorized; 76,346 and 77,580 shares issued and outstanding, respectively	1	1
Treasury stock	(32,540)	—
Additional paid-in-capital	420,664	398,600
Accumulated other comprehensive income	98	251
Accumulated deficit	(272,249)	(290,065)
Total stockholders' equity	115,974	108,787
Total liabilities and stockholders' equity	$290,811	$274,053

A10 NETWORKS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(unaudited, in thousands, on a GAAP Basis)

	Year Ended December 31,
	2020	2019
Cash flows from operating activities:
Net income (loss)	$17,816	$(17,819)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation and amortization	11,303	10,028
Stock-based compensation	12,310	16,529
Other non-cash items	1,066	(343)
Changes in operating assets and liabilities:
Accounts receivable	2,346	599
Inventory	543	(5,648)
Prepaid expenses and other assets	1,141	(452)
Accounts payable	(2,683)	(621)
Accrued and other liabilities	3,909	(5,897)
Deferred revenue	7,535	3,198
Net cash provided by (used in) operating activities	55,286	(426)
Cash flows from investing activities:
Proceeds from sales of marketable securities	9,051	32,200
Proceeds from maturities of marketable securities	57,707	43,525
Purchases of marketable securities	(57,992)	(71,636)
Purchases of property and equipment	(3,564)	(4,340)
Net cash provided by (used in) investing activities	5,202	(251)
Cash flows from financing activities:
Proceeds from issuance of common stock under employee equity incentive plans	9,591	5,798
Repurchase of common stock	(32,540)	—
Net cash provided by (used in) financing activities	(22,949)	5,798
Net increase in cash and cash equivalents	37,539	5,121
Cash and cash equivalents—beginning of period	$45,742	$40,621
Cash and cash equivalents—end of period	$83,281	$45,742

A10 NETWORKS, INC.
RECONCILIATION OF GAAP GROSS PROFIT TO NON-GAAP GROSS PROFIT
(unaudited, in thousands, except percentages)

	Three Months Ended December 31,		Year Ended December 31,
	2020	2019	2020	2019
GAAP gross profit	$49,194	$46,876	$175,379	$163,747
GAAP gross margin	78.5%	77.7%	77.8%	77.0%
Non-GAAP adjustments:
Stock-based compensation and related payroll tax	385	466	1,641	1,592
Global portfolio rationalization expense	307	—	307	—
Non-GAAP gross profit	$49,886	$47,342	$177,327	$165,339
Non-GAAP gross margin	79.6%	78.5%	78.6%	77.8%

A10 NETWORKS, INC.
RECONCILIATION OF GAAP TOTAL OPERATING EXPENSES TO
TO NON-GAAP TOTAL OPERATING EXPENSES
(unaudited, in thousands)

	Three Months Ended December 31,		Year Ended December 31,
	2020	2019	2020	2019
GAAP total operating expenses	$41,408	$46,798	$157,646	$180,841

Non-GAAP adjustments:
Stock-based compensation and related payroll tax	(2,562)	(3,866)	(11,176)	(15,197)
Amortization expense related to acquisition	(252)	(253)	(1,011)	(1,012)
Litigation and investigation (expense) recovery	—	(43)	(30)	1,066
Non-recurring facilities expense	—	(425)	(795)	(425)
Global portfolio rationalization expense	(2,577)	—	(2,577)	—
Restructuring expense	—	(2,530)	—	(2,530)
Non-GAAP total operating expenses	$36,017	$39,681	$142,057	$162,743

A10 NETWORKS, INC.
RECONCILIATION OF GAAP INCOME (LOSS) FROM OPERATIONS
TO NON-GAAP OPERATING INCOME (LOSS)
(unaudited, in thousands, except percentages)

	Three Months Ended December 31,		Year Ended December 31,
	2020	2019	2020	2019
GAAP income (loss) from operations	$7,786	$78	$17,733	$(17,094)
GAAP operating margin	12.4%	0.1%	7.9%	(8.0)%
Non-GAAP adjustments:
Stock-based compensation and related payroll tax	2,947	4,332	12,817	16,790
Amortization expense related to acquisition	252	253	1,011	1,012
Litigation and investigation expense (recovery)	—	43	30	(1,066)
Non-recurring facilities expense	—	425	795	425
Global portfolio rationalization expense	2,884	—	2,884	—
Restructuring expense	—	2,530	—	2,530
Non-GAAP operating income	$13,869	$7,661	$35,270	$2,597
Non-GAAP operating margin	22.1%	12.7%	15.6%	1.2%

A10 NETWORKS, INC.
RECONCILIATION OF GAAP NET INCOME (LOSS) TO
EBITDA AND ADJUSTED EBITDA (NON-GAAP)
(unaudited, in thousands)

	Three Months Ended December 31,		Year Ended December 31,
	2020	2019	2020	2019
GAAP net income (loss)	$7,841	$51	$17,816	$(17,819)
Exclude: Interest expense	—	15	1	237
Exclude: Interest and other income, net	(469)	(522)	(1,407)	(919)
Exclude: Depreciation and amortization expense	2,531	2,595	11,303	10,028
Exclude: Provision for income taxes	414	534	1,323	1,407
EBITDA	10,317	2,673	29,036	(7,066)
Exclude: Stock-based compensation and related payroll tax	2,947	4,332	12,817	16,790
Exclude: Litigation and investigation expense (recovery)	—	43	30	(1,066)
Exclude: Non-recurring facilities expense	—	425	795	425
Exclude: Global portfolio rationalization expense	2,884	—	2,884	—
Exclude: Restructuring expense	—	2,530	—	2,530
Adjusted EBITDA	$16,148	$10,003	$45,562	$11,613